SUPPLEMENT TO PROSPECTUS
The date of this supplement is August 26, 2016.

MFS® Global Total Return Fund

Effective immediately, the sub-sections entitled "Fees and Expenses" and "Example" beneath the main heading "Summary of Key Information" are restated in their entirety as follows:
Summary of Key Information
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.
You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers or Reductions" on page 9 of the fund's Prospectus and "Waivers of Sales Charges" on page H-1 of the fund's Statement of Additional Information ("SAI").
Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.09%
Total Annual Fund Operating Expenses	1.28%	2.03%	2.03%	1.03%	2.03%	1.53%	1.28%	1.03%	0.93%
Fee Reductions and/or Expense Reimbursements[1]	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.75% of the fund's average daily net assets annually in excess of $500 million to $1 billion; 0.70% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion; and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion. This written agreement will terminate on February 27, 2017. Effective February 28, 2017, the management fee set forth in the Investment Advisory Agreement will be 0.84% of the fund's average daily net assets annually up to $500 million; 0.75% of the fund's average daily net assets annually in excess of $500 million to $1 billion; 0.70% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion; and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion. Effective August 1, 2016, Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.09% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.84% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.84% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.34% of the class' average daily net assets annually for Class R2 shares, and 0.78% of the class' average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2018.

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MFS Global Total Return Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$680	$918	$1,181	$1,931
Class B Shares assuming
redemption at end of period	$587	$895	$1,236	$2,066
no redemption at end of period	$187	$595	$1,036	$2,066
Class C Shares assuming
redemption at end of period	$287	$595	$1,036	$2,261
no redemption at end of period	$187	$595	$1,036	$2,261
Class I Shares	$86	$285	$509	$1,151
Class R1 Shares	$187	$595	$1,036	$2,261
Class R2 Shares	$136	$442	$776	$1,720
Class R3 Shares	$111	$364	$643	$1,439
Class R4 Shares	$86	$285	$509	$1,151
Class R5 Shares	$80	$260	$460	$1,039

Effective immediately, the sub-section entitled "Investment Adviser" beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading entitled "Disclosure of Portfolio Holdings":
Investment Adviser
MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund's Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.
For the fiscal year ended October 31, 2015, the fund paid MFS an effective management fee equal to 0.76% of the fund's average daily net assets.
The management fee set forth in the fund's Investment Advisory Agreement is 0.84% of the fund's average daily net assets annually.
MFS has agreed in writing to reduce its management fee to 0.75% of the fund's average daily net assets annually in excess of $500 million to $1 billion; 0.70% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion; and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion. This written agreement will terminate on February 27, 2017.
Effective February 28, 2017, the management fee set forth in the Investment Advisory Agreement will be 0.84% of the fund's average daily net assets annually up to $500 million; 0.75% of the fund's average daily net assets annually in excess of $500 million to $1 billion; 0.70% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion; and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the fiscal year ended October 31, 2015, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.
MFS agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.13% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.88% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.88% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.38% of the class' average daily net assets annually for Class R2 shares, and 0.82% of the class' average daily net assets annually for Class R5 shares. This written agreement terminated on July 31, 2016.
Effective August 1, 2016, MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.09% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.84% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.84% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.34% of the class' average daily net assets annually for Class R2 shares, and 0.78% of the class' average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2018.
A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's annual report for the one-year period ended October 31, 2015.
MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $412 billion as of December 31, 2015.

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